Exhibit 99.1

2013 Investor Presentation

2 Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forwardlooking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Capturing Profitable Growth in Infrastructure and Agricultural Irrigation • The World Needs More of What We Make! – Engineered Products for Infrastructure Economic Growth Drives Increased Demand For: – Roadway Infrastructure – Electricity – Industrial and Manufacturing Facilities – Corrosion Protection – Efficient Irrigation Equipment for Agriculture Population Growth and Improved Diets Drives Need for More Food Produced with Less Water

4 2012 Revenue and Operating Income North America Revenues = 62% International Revenues = 38% Net Sales $3,029 Other 10% EIP 28% Utility 28% Coatings 9% Irrigation 25% Operating Income $383 Other 10% EIP 12% Utility 29% Coatings 16% Irrigation 33% $ in millions

5 5 Coatings Engineered Infrastructure Products (EIP): Poles & Communication Towers

6 EIP: Access Systems

7 EIP: Highway Safety Products

8 More Global Roadway Infrastructure Needed • Vehicle Ownership Will Increase From 8 to 23 per 100 People in Emerging Economies • Total Miles Driven to Increase 67% in Developed Economies $ billions Global New Road Construction Source: OECD Infrastructure to 2030.

9 Utility Support Structures: Large Poles

10 More Global Electricity Infrastructure Needed • The World Will Consume Twice as Much Electricity in 2030 as Today • Today, 1.6 billion People in Emerging Economies Have No Electricity $ billions Estimated Annual Global Electricity Infrastructure Expenditures Source: OECD Infrastructure to 2030.

11 Eastern Interconnection $35.7 billion 7,900 miles ERCOT Interconnection $2.3 billion 1,600 miles Western Interconnection $23.2 billion 8,000 miles More N. American Utility Transmission Infrastructure Needed Edison Electric Planned Capacity Additions Include $61.2 B of Large Projects to 2021

12 Irrigation: Center Pivot Equipment

13 Freshwater 3% Ag Needs to Reduce its Share of Water Agriculture Uses 66% of Available Freshwater Industry and Domestic 33% of Available Freshwater Available Freshwater 33% Ice Caps All Water Source: Food and Agriculture Organization of the United Nations

14 Coatings: Galvanizing

15 – Leverage Current Product Offerings Current Products to New Markets – Leverage Market Reach New Products to Current Markets – Leverage Core Competencies Engineering Manufacturing Global Markets Core Competencies Markets Products Long Term Strategy: Global Leverage

16 2013 Global Business Trends • N.A. Drought and Strong Farm Income Suggest Solid First-half Irrigation Demand • International Growth in Irrigation Supported by Improving Diets, Water Drivers, and Desire for Food Security • North American Utility Transmission Spending Increasing, Backlogs at Record Levels • Passage of Two Year U.S. Highway Bill Lends Some Stability to North American Lighting and Transportation Markets • European Economic Weakness Remains Concerning • Asia-Pacific Region Stable to Growing • Near-term Outlook for Input Prices Appears Stable • Active Acquisition Pipeline

17 Metrics for Success • Financial: • ROIC greater than the cost of capital • Operating margin greater than 10% • Strong balance sheet • Positive cash flow • Strategic • Leading market share • Successfully integrated acquisitions • New product development • New market development • Global Footprint • Macro factors • Drivers are long-term, global and enduring valmont v Conserving Resources. Improving Life.

19 appendix

20 $3,030 $2,661 $1,976 $1,787 $1,907 2008 2009 2010 2011 2012 Revenue 2008-2012

21 Operating Income Percent 2008-2012 12.0% 13.3% 9.0% 9.9% 12.6% 2008 2009 2010 2011 2012

22 2012 Results Total Sales (in thousands) 2011 2012 Yr-Yr Change Engineered Infrastructure Prod. $ 817.6 $ 882.1 7.9% Utility Structures 624.8 873.5 39.8% Coatings Services 327.3 334.5 2.2% Irrigation 666.0 750.6 12.7% Other 331.9 328.7 (1.0%) Intersegment Sales (106.3) (140.0) Total $ 2,661.5 $ 3,029.5 13.8% Operating Income $ 263.3 $ 382.3 24.7% Net Earnings $ 228.3 $ 234.1 2.5% Earnings Per Share $ 8.60 $ 8.75 1.7%

23 Revenue 2008 West Coast Engineering, (Lighting Poles) Canada Penn Summit, (Utility and Wireless Poles) Pennsylvania Site Pro1, Wireless Communication Components, New York Matco, (Materials Analysis, testing & Inspection) Pennsylvania Gateway, (Coatings), Indiana Stainton Metals, (Lighting Poles) England $150m 2010 Acquisition of Delta plc, (Poles, Highway Safety, Access Systems, Galvanizing) United Kingdom $480m 2011 Donhad Pty. Ltd., (Grinding Media) Australia Irriger (Irrigation Monitoring) Brazil $ 65m 2012 Pure Metal, (Coatings) Canada $ 35m 2013 Locker, (Access Systems and Perforated Metal) Asia-Pacific $ 80m Total $810m Acquisition History

24 Flood Largest % of Irrigated Acres 46% 29% 19% 7% U.S. Irrigated Farmland by Type1 Mechanized Flood Other Sprinkler Drip 1 USDA 2010 Census of Agriculture 2 Safeguarding our Water, Scientific American, Feb. 2002

25 Source: FAO Natural Resources and Environment Department Irrigated Acres More Productive Non Irrigated Irrigated